Prepared by and Return To:
Geoffrey G. Young
Witt, Gaither & Whitaker, P.C.
1100 American National Bank Building
Chattanooga, Tennessee 37402

     FIRST AMENDMENT TO DEED TO SECURE DEBT AND
                          SECURITY AGREEMENT

STATE OF GEORGIA
COUNTY OF TROUP

     THIS  FIRST AMENDMENT DEED TO SECURE DEBT AND
SECURITY AGREEMENT  (hereinafter referred to  as  this
"Amendment"), made  this  the  10th  day of August, 1995,
between  SIGNAL APPAREL   COMPANY,   INC.  (hereinafter
referred   to   as "BORROWER"), an Indiana corporation, as
Grantor,  and  WALSH GREENWOOD   &  CO.  (hereinafter
referred  to   as   "WALSH GREENWOOD"),     as
Grantee,    whose     address     is One East Putnam
Avenue, Greenwich, Connecticut 06830.

                        WITNESSETH:

----------------------------------------------------------
THIS AMENDMENT IS TO BE FILED AND INDEXED IN THE REAL
ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS. THE NAMES OF THE DEBTOR AND THE
SECURED  PARTY, THE   MAILING  ADDRESS  OF  THE  SECURED
PARTY  FROM  WHICH INFORMATION   CONCERNING  THE  SECURITY
INTEREST   MAY   BE OBTAINED,  THE MAILING ADDRESS OF THE
DEBTOR AND A STATEMENT INDICATING   THE  TYPES,  OR
DESCRIBING   THE   ITEMS,   OF COLLATERAL, ARE AS
DESCRIBED IN PARAGRAPH 1.08 OF THE DEED TO SECURE DEBT AND SECURITY AGREEMENT RECORDED IN BOOK 689 BEGINNING AT PAGE 21 IN THE OFFICE OF THE SUPERIOR COURT CLERK OF TROUP COUNTY, GEORGIA, IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402(4) OF THE
UNIFORM COMMERCIAL CODE, SECTION 11-9-402(4) OF THE
OFFICIAL CODE OF GEORGIA ANNOTATED.
------------------------------------------------------------

     WHEREAS, the parties entered a Credit Agreement, dated as of March 31, 1995, pursuant to which Walsh
Greenwood agreed to loan to Borrower a maximum principal amount of $15,000,000 (the "Credit Agreement"), which borrowing was evidenced by a Term Promissory Note in the face amount of $15,000,000 (the "Note"); and

     WHEREAS, all obligations of Borrower under the Credit
Agreement and the Note were secured by a Deed to Secure
Debt and Security Agreement recorded in Book 689 beginning at Page 21 in the Office of the Superior Court Clerk of Troup County, Georgia (the "Deed"); and

     WHEREAS, the parties have executed a First Amendment to Credit Agreement, dated as of August 10, 1995 (the
"Amendment"), by which, among other things, the Credit
Agreement was amended to increase the maximum borrowing amount to $20,000,000 and pursuant to which Borrower has executed and delivered to Walsh Greenwood a Replacement
Promissory Note in the face amount of $20,000,000 (the
"Replacement Note") which replaces the Note; and

     WHEREAS, the parties desire to amend the Deed to reflect the terms of the Amendment and the additional borrowing under the Replacement Note.

      NOW, THEREFORE, for and in consideration of the foregoing, the parties agree as follows:

     1. The Credit Agreement shall be amended in accordance with the terms of the Amendment.

     2. The Deed shall be amended to reflect the terms of the Amendment, including the increase of the maximum principal amount of authorized borrowing to $20,000,000.

     3.   All references in the Deed to the Credit
Agreement shall mean the Credit Agreement as amended by the Amendment.

     4. All references in the Deed to the Note shall mean the Replacement Note.

     5. All references to a maximum principal amount of borrowing of $15,000,000 shall be amended to reference a maximum principal amount of borrowing of $20,000,000.

     6. The Deed as amended hereby refers to the real property described on Exhibit A hereto.

     7. The name and address of the Borrower is changed to: Signal Apparel Company, Inc., P. O. Box 4296,
Manufacturers Road, Chattanooga, Tennessee 37405, and
Schedule 2 to the Deed is amended as provided on Exhibit B hereto.

     8. All provisions of the Deed not amended hereby shall remain in full force and effect.

     IN  WITNESS  WHEREOF, Borrower has executed  this
Deed under seal the day and year first above written.

Signed, sealed and delivered   SIGNAL APPAREL COMPANY, INC.,
in the presence of:            an Indiana corporation

/s/Geoffrey G. Young           Name:/s/William H. Watts
-----------------------        --------------------
                              Title: CFO
                                    ---------------------
/s/Pamela B. Clingan
-----------------------
Notary Public                 Name: /s/Robert J. Powell
                                   ----------------------
     (NOTARY SEAL)                  Title: Secretary
                                    ---------------------

My Commission Expires:              (CORPORATE SEAL)

      5/18/99
-----------------------


                         EXHIBIT A

                    PROPERTY DESCRIPTION

All that tract or parcel of land containing 30.944 acres, more or less, situate lying and being in the City of LaGrange, Troup County, Georgia, and more particularly described as follows:

COMMENCING at a point marking the Northeast corner of the intersection of Whitesville Street and Industrial Drive in the City of LaGrange, and from said point of commencement running thence East along the North margin of Industrial Drive for a distance of 870 feet to an iron pin which is the POINT OF BEGINNING of the tract of land herein conveyed; thence continuing North for a distance of 488.36 feet to an iron pin; thence North 88 28' West for a distance of 151.86 feet to an iron pin; thence North
00 50' East for a distance of 923.04 feet to an iron pin located on the South margin of Webster Street; thence South 88 28' East along the South margin of Webster Street for a distance of 373.80 feet to an iron pin; thence South 01 32' West for a distance of 210.0 feet to an iron pin; thence South 88 28' East for a distance of 239.42 feet to an iron pin; thence South 01 32' West for a distance of 24.18 feet to an iron pin;
thence South 88 28' East for a distance of 334.00 feet to an iron pin; thence South 04 37' East for a distance of 234.00 feet to an iron pin; thence South 83 39' East for a distance of 150.00 feet to an iron pin; thence
South 28 29' East for a distance of 328.63 feet to an iron pin; thence South 27 56' East for a distance of
347.99 feet to an iron pin located on the North margin of Industrial Drive; thence South 78 58' 50" West along the North margin of Industrial Drive for a distance of
126.57 feet to an iron pin; thence along the arc of a curve having a chord bearing of South 74 52' 50" West for a distance of 186.74 feet to an iron pin; thence continuing along Industrial Drive along the arc of a curve having a chord bearing of South 57 41' 40" West for a distance of 319.70 feet to an iron pin; thence along the arc of a curve having a chord bearing of South 71 46' 00" West for a distance of 187.35 feet to an iron pin; thence along the arc of a curve having a chord bearing of South 85 51' West for a distance of
100.79 feet to an iron pin; thence West along the North margin of Industrial Drive for a distance of 435.36 feet to an iron, which is the Point of Beginning.

This is the same tract of land as shown on a plat of survey prepared by J. Hugh Camp, Professional Land
Surveyor, on October 1, 1968, a copy of which is recorded in Plat Book 7, Page 97, of the Deed Records of Troup
County, Georgia, and which plat as so recorded is, by reference, incorporated herein and made a part hereof.

This conveyance is subject to all easements of record as shown and recorded in Plat Book 7, Page 97, Records of Troup County, Georgia.



                              EXHIBIT B

                              SCHEDULE 1

       (DESCRIPTION OF "DEBTOR" AND "SECURED PARTY")

A.      DEBTOR:

                 1.     Name   and  Identity  of
          Corporate Structure: an Indiana corporation.


                2.    The  principal place  of  business
          of Debtor  in the State of Georgia is located at
          c/o CT  Corporation System, Suite 1240, 1201
          Peachtree Street, N. E., Atlanta, Georgia
          30361.
               3.   Debtor has only place of business in
          the State of Georgia, on the Premises.
               4.   Debtor has been using or operating
          under said   name  and  identity  without
          change  since February 11, 1987.
B.   Secured Party: Walsh Greenwood & Co..

                        SCHEDULE 2

(Notice Mailing Addresses of "DEBTOR" and "SECURED PARTY")

A.   The mailing address of Debtor is:

     Signal Apparel Company, Inc.
     P.O. Box 4296
     Manufacturers Road
     Chattanooga, TN  37405

B.   The mailing address of Secured Party
is:

     Walsh Greenwood & Co.
     One East Putnam Avenue
     Greenwich, CT. 06830

                        AFFIDAVIT OF
           INTANGIBLE RECORDING TAX APPORTIONMENT
             BASED UPON INCREASED AMOUNT OF LOAN

STATE OF CONNECTICUT)
COUNTY OF FAIRFIELD)

      Personally appeared before me, the undersigned officer duly authorized to administer oaths in the foregoing state and county, Paul R. Greenwood, who, first being duly sworn, deposes and says on oath as follows:

     1.    I  am  the  Managing  General  Partner  of
Walsh Greenwood & Co. ("WALSH GREENWOOD"), and in such capacity
I am authorized to make this Affidavit on behalf of Walsh Greenwood. This Affidavit is given pursuant to O.C.G.A
Section 48-6-69.

      2.  The principal place of business of Walsh
Greenwood is outside the state of Georgia.

      3. In March 1995, Walsh Greenwood made, executed and delivered a loan ("LOAN") to Signal Apparel Company, Inc. (the "BORROWER") in the aggregate principal amount of $15,000,000.00, secured by a Deed to Secure Debt and Security Agreement recorded at Book
689,  Page  21  of  the Office  of the Superior Court of
Troup County, Georgia  (the "Deed  to  Secure Debt").
Georgia intangible recording tax was paid based on the maximum tax payable under O.C.G.A. 486-61, as prorated according to the value of the real property locatd within the state of Georgia.

     4. Subsequently, Walsh Greenwood increased the amount of the Loan to the Borrower secured by the Deed to Secure Debt to $20,000,000.00, and has filed the First
Amendment to Deed to Secure Debt and Security Agreement attached hereto (the "Amendment").

     5.     The   Amendment   is  secured   by
instruments encumbering properties located within and without the state of Georgia.

     6. To the best of the knowledge of the affiant on the basis of an Affidavit from the Borrower, the value of the real property within Georgia securing the Loan and the value of the real property outside Georgia securing the Loan are as follows:

          STATE                  $ VALUE           % VALUE
          Georgia              1,320,900.00          34.88
          Indiana              1,109,000.00          29.29
          Tennessee            1,356,700.00          35.83
             TOTAL             3,786,600.00         100.00

     7.    The  amount  of intangible tax otherwise
payable (i.e.,  without  apportionment) with respect  to  the
total indebtedness   would   be   Twenty-five   Thousand
Dollars ($25,000.00), the maximum amount of intangibles tax payable under O.C.G.A. 48-6-61.

     8. The total amount of intangible tax therefore due in the state of Georgia, based upon that proportion of the tax which would otherwise be required under this article that the value of the real property within Georgia bears to the total value of all the real property within or outside Georgia as described in the security instrument is Eight Thousand Seven Hundred Twenty
Dollars ($8,720.00).

      9. In connection with the recording of the initial Deed to Secure Debt, the sum of $8,720.00 was paid as an intangible recording tax.

     10.   Because the total amount of intangible
recording tax otherwise due on the initial Deed to Secure Debt exceeded the maximum amount of intangible tax payable, and this amount has already been paid, there is no further intangible tax due.

     Further, this affiant sayeth not.

     This 10th day of August, 1995.


                              WALSH GREENWOOD & CO.


                              /s/Paul R. Greenwood
                              -----------------------
                              Paul R. Greenwood
                              Title: Managing General
                               Partner

Sworn to and subscribed before me this
10th day of August, 1995


/s/Pamela B. Clingan
---------------------
Notary Public

    (NOTARY SEAL)

My Commission Expires: 5/18/99
                      ----------

TROUP COUNTY GEORGIA
FILED IN OFFICE

'95 SEP 8 AM 10 34
DEED BOOK 701 PAGE 429
RAMONA S. WARD
CLERK OF SUPERIOR COURT